UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2016

CECO Environmental Corp.

(Exact Name of registrant as specified in its charter)

Delaware	000-07099	13-2566064
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4625 Red Bank Road Cincinnati, OH		45227
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (513) 458-2600

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 12, 2016, CECO Environmental Corp., a Delaware corporation (the “Company”), entered into indemnification agreements (the “Indemnification Agreement”) with each of its directors and certain of its officers. The Indemnification Agreement provides, among other things, that the Company will indemnify its directors and officers to the fullest extent permitted by Delaware law (and to any greater extent that Delaware law may in the future permit). The Indemnification Agreement provides procedures for the determination of a director’s and/or officer’s right to receive indemnification and the advancement of expenses. Subject to the express terms of the Indemnification Agreement, the Company’s obligations under the Indemnification Agreement continue even after a covered party ceases to be a director and/or officer of the Company.

The foregoing description of the Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Indemnification Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 12, 2016, the Company held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders of the Company considered: 1) the election of the nine director nominees named in the proxy statement; 2) the ratification of the independent registered public accounting firm for fiscal 2016; and 3) an advisory vote to approve the named executive officer compensation. The voting results at the Annual Meeting with respect to each of the matters described above were as follows:

1.	The nine director nominees named in the proxy statement and standing for election were elected based upon the following votes:

DIRECTOR NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Jason DeZwirek	19,976,446	1,380,019	9,539,708
Eric M. Goldberg	20,273,409	1,083,056	9,539,708
Jeffrey Lang	20,650,151	706,315	9,539,708
Claudio A. Mannarino	20,117,271	1,239,195	9,539,708
Jonathan Pollack	20,162,080	1,194,386	9,539,708
Seth Rudin	20,598,364	758,102	9,539,708
Valerie Gentile Sachs	20,855,820	500,646	9,539,708
Dennis Sadlowski	20,831,302	525,163	9,539,708
Donald A. Wright	13,349,469	8,006,996	9,539,708

2.	The appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for fiscal 2016 was ratified as follows:

FOR	AGAINST	ABSTAIN
30,121,283	542,839	232,051

3.	The Company’s named executive officer compensation was approved on an advisory basis as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
18,930,311	2,251,657	174,498	9,539,708

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title

10.1	Form of Director and Officer Indemnification Agreement

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2016	CECO Environmental Corp.

	By:	/s/ Edward J. Prajzner
Edward J. Prajzner
Chief Financial Officer and Secretary

Exhibit Index

Exhibit Number	Exhibit Title

10.1	Form of Director and Officer Indemnification Agreement